UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2018

MB FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-36599	36-4460265
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

800 West Madison Street, Chicago, Illinois 60607
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (888) 422-6562

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [   ]

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 18, 2018, MB Financial, Inc. (“MB Financial”) held a special meeting of stockholders (the “Special Meeting”) at which MB Financial stockholders voted on proposals relating to MB Financial’s pending merger with Fifth Third Bancorp. As indicated below, MB Financial’s common stockholders approved the Common Stockholder Merger Proposal (as defined below) and the Charter Amendment Proposal (as defined below) but an insufficient number of votes were received from MB Financial’s preferred stockholders to approve the Preferred Stockholder Merger Proposal (as defined below). As a result, the merger will be completed through the Alternative Merger (as defined below) instead of the Direct Merger (as defined below). Completion of the merger, which is expected to occur in the first quarter of 2019, remains subject to the receipt of regulatory approvals and other customary closing conditions.

As of the voting record date for the Special Meeting, there were 84,420,704 shares of MB Financial common stock and 200,000 shares of MB Financial’s 6.00% Non-Cumulative Perpetual Preferred Stock, Series C (“MB Financial preferred stock”) outstanding and entitled to vote. Set forth below are the results of the items voted on at the Special Meeting. Additional information on each of these items is contained in the definitive proxy statement/prospectus for the Special Meeting, which was filed by MB Financial with the Securities and Exchange Commission (the “SEC”) on August 3, 2018.

Proposal 1 (the “Preferred Stockholder Merger Proposal”): Approval by the holders of MB Financial preferred stock, voting as a separate class from the holders of MB Financial common stock, to approve the merger of MB Financial with and into Fifth Third Financial Corporation (“Intermediary”), a wholly-owned subsidiary of Fifth Third Bancorp, with Intermediary surviving this merger (the “Direct Merger”), pursuant to the Agreement and Plan of Merger, dated as of May 20, 2018 (the “Merger Agreement”), by and among Fifth Third Bancorp, Intermediary and MB Financial.

Votes For	Votes Against	Abstentions	Broker Non-Votes
118,474	937	2,136	—

The required vote for the Preferred Stockholder Merger Proposal was the affirmative vote of the holders of at least two-thirds of the outstanding shares of MB Financial preferred stock. Accordingly, the Preferred Stockholder Merger Proposal was not approved.

Proposal 2 (the “Common Stockholder Merger Proposal”): Approval by the holders of MB Financial common stock of the merger of MB Financial with a subsidiary of Fifth Third pursuant to the Merger Agreement, whether effected as the Direct Merger (which would be the case if the holders of MB Financial preferred stock had approved the Preferred Stockholder Merger Proposal), or through the merger of a newly-formed subsidiary of Fifth Third with and into MB Financial, with MB Financial surviving that merger (the “Alternative Merger”).

Votes For	Votes Against	Abstentions	Broker Non-Votes
65,253,993	1,189,113	172,395	—

The required vote for the Common Stockholder Merger Proposal was the affirmative vote of the holders of a majority of the outstanding shares of MB Financial common stock. Accordingly, the Common Stockholder Merger Proposal was approved.

Proposal 3 (the “Charter Amendment Proposal”): Approval by the holders of MB Financial common stock of an amendment to the charter of MB Financial and the articles supplementary to the charter of MB Financial relating to the MB Financial preferred stock that would give the holders of MB Financial preferred stock the right to vote with the holders of MB Financial common stock as a single class on all matters submitted to a vote of such common stockholders, to become effective immediately prior to consummation of the Alternative Merger.

Votes For	Votes Against	Abstentions	Broker Non-Votes
64,701,053	1,691,770	222,678	—

The required vote for the Charter Amendment Proposal was the affirmative vote of the holders of a majority of the outstanding shares of MB Financial common stock. Accordingly, the Charter Amendment Proposal was approved.

Proposal 4 (the “Merger-Related Compensation Proposal”): Approval, on a non-binding, advisory basis, by the holders of MB Financial common stock of the compensation to be paid to MB Financial’s named executive officers that is based on or otherwise relates to the merger.

Votes For	Votes Against	Abstentions	Broker Non-Votes
63,406,710	2,050,025	1,158,766	—

The required vote for the Merger-Related Compensation Proposal was the affirmative vote of a majority of the votes cast on the Merger-Related Compensation Proposal. Accordingly, the Merger-Related Compensation Proposal was approved.

On September 18, 2018, MB Financial issued a press release relating to the results of the Special Meeting, a copy of which is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, Fifth Third Bancorp’s and MB Financial, Inc.’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements. Actual results may differ materially from current projections.

In addition to factors previously disclosed in Fifth Third Bancorp’s and MB Financial, Inc.’s reports filed with or furnished to the SEC and those identified elsewhere in this document, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the ability to obtain regulatory approvals and meet other closing conditions to the merger, including the risk that regulatory approvals required for the merger are not obtained or are obtained subject to conditions that are not anticipated; delay in closing the merger; difficulties and delays in integrating the businesses of MB Financial, Inc. or fully realizing cost savings and other benefits; business disruption following the merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of Fifth Third Bancorp’s products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibit is filed herewith:

99.1 Press Release dated September 18, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MB FINANCIAL, INC.

Date: September 20, 2018	By:	/s/Randall T. Conte
Randall T. Conte
Vice President and Chief Financial Officer